BAKER 500 GROWTH FUND

                              OF THE RBB FUND, INC.

                               Institutional Class
                                     Class S

                      Supplement dated May 14, 2003 to the
           Statement of Additional Information dated December 2, 2002

REVISIONS RELATING TO INVESTMENTS IN INVESTMENT COMPANY SECURITIES.

         The following paragraph should replace the language under the caption "Investment Company Securities" on page 13.

         The Fund may invest in securities issued by other investment companies to the extent permitted by the 1940 Act. Under the 1940 Act, the Fund's investments in such securities currently are limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's net assets with respect to any one investment company and (iii) 10% of the Fund's net assets in the aggregate. Investments in the securities of other investment companies will involve duplication of advisory fees and certain other expenses.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.